Filed pursuant to Rule 497(k)

File Nos. 333-89822 and 811-21114

PROSHARES TRUST

Supplement dated May 11, 2010 to the Summary Prospectus for

ProShares Credit Suisse 130/30 (the “Fund”) dated October 1, 2009

(as previously supplemented on November 6, 2009) (the “Summary Prospectus”)

Effective as of May 11, 2010, the “Management” section of the Fund’s Summary Prospectus is hereby replaced with the following:

The Fund is advised by ProShare Advisors and is managed by the following individuals

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since December 2007	Director of Portfolio Management

Ryan Dofflemeyer	Since May 2008	Portfolio Manager